Contract liabilities	12 Months Ended
Oct. 31, 2020
Contract liabilities [Abstract]
Contract liabilities
20 Contract liabilities

	October 31, 2020	October 31, 2019
	$m	$m
Current	981.4	1,045.9
Non-current	117.2	149.9
	1,098.6	1,195.8

Revenue billed but not recognized in the Consolidated statement of comprehensive income under the Group’s accounting policy for revenue recognition is classified as contract liabilities in the Consolidated statement of financial position and recognized over the period of the contract in future years. Contract liabilities primarily relates to undelivered maintenance and subscription services on billed contracts.

Contract liabilities as at October 31, 2020 were $1,098.6 million (2019: $1,195.8 million). The movement in contract liabilities in the year mainly results from new amounts being deferred, where the billing is advance of satisfaction of the related performance obligation, and amounts being recognized as revenue, where performance obligations have been satisfied. The amount of revenue recognized in the reporting year that was included in the contract liability balance as at November 1, 2019 was $1,045.9 million (2019: $1,134.7 million).

Remaining performance obligations
Revenue allocated to remaining performance obligations represents contracted revenue that has not yet been recognized which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future years. The remaining revenue allocated to future performance obligations was $1,598.1 million as at October 31, 2020 (2019: $1,468.9 million), of which approximately 77% (2019: 80%) of the revenue is expected to be recognized over the next 12 months and the remainder thereafter.

This amount mostly comprises obligations to provide maintenance and SaaS subscriptions as the contracts have durations of one or multiple years.